CLEARBRIDGE VARIABLE LARGE CAP VALUE PORTFOLIO

Schedule of investments (unaudited)	September 30, 2019

SECURITY	SHARES	VALUE
COMMON STOCKS - 97.6%
COMMUNICATION SERVICES - 11.5%
Diversified Telecommunication Services - 2.0%
AT&T Inc.	147,601	$5,585,222

Media - 9.5%
Charter Communications Inc., Class A Shares	18,023	7,427,639	*
Comcast Corp., Class A Shares	221,720	9,995,137
DISH Network Corp., Class A Shares	161,684	5,508,574	*
Fox Corp., Class B Shares	98,442	3,104,860

Total Media		26,036,210

TOTAL COMMUNICATION SERVICES		31,621,432

CONSUMER DISCRETIONARY - 2.3%
Specialty Retail - 2.3%
Home Depot Inc.	27,698	6,426,490

CONSUMER STAPLES - 3.5%
Beverages - 2.0%
Anheuser-Busch InBev SA/NV, ADR	57,023	5,425,738

Tobacco - 1.5%
Philip Morris International Inc.	54,860	4,165,520

TOTAL CONSUMER STAPLES		9,591,258

ENERGY - 7.9%
Oil, Gas & Consumable Fuels - 7.9%
Chevron Corp.	44,633	5,293,473
Enterprise Products Partners LP	116,760	3,337,001
Exxon Mobil Corp.	60,682	4,284,756
Royal Dutch Shell PLC, ADR, Class A Shares	59,074	3,476,505
Suncor Energy Inc.	167,586	5,292,366

TOTAL ENERGY		21,684,101

FINANCIALS - 22.5%
Banks - 11.6%
Bank of America Corp.	260,721	7,605,232
JPMorgan Chase & Co.	108,206	12,734,764
US Bancorp	141,733	7,843,504
Wells Fargo & Co.	74,347	3,750,063

Total Banks		31,933,563

Capital Markets - 2.1%
Bank of New York Mellon Corp.	58,839	2,660,111
Charles Schwab Corp.	76,000	3,179,080

Total Capital Markets		5,839,191

Consumer Finance - 2.5%
American Express Co.	58,728	6,946,348

See Notes to Schedule of Investments.

CLEARBRIDGE VARIABLE LARGE CAP VALUE PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2019

SECURITY	SHARES	VALUE
Diversified Financial Services - 1.5%
Berkshire Hathaway Inc., Class B Shares	20,390	$4,241,528	*

Insurance - 4.8%
Marsh & McLennan Cos. Inc.	50,380	5,040,519
Progressive Corp.	46,472	3,589,962
Travelers Cos. Inc.	29,984	4,458,321

Total Insurance		13,088,802

TOTAL FINANCIALS		62,049,432

HEALTH CARE - 13.9%
Biotechnology - 1.3%
Amgen Inc.	18,261	3,533,686

Health Care Providers & Services - 6.0%
AmerisourceBergen Corp.	37,680	3,102,194
Anthem Inc.	25,788	6,191,699
CVS Health Corp.	51,207	3,229,626
UnitedHealth Group Inc.	19,000	4,129,080

Total Health Care Providers & Services		16,652,599

Pharmaceuticals - 6.6%
Johnson & Johnson	40,304	5,214,532
Merck & Co. Inc.	82,371	6,933,991
Novartis AG, ADR	34,228	2,974,413
Pfizer Inc.	87,750	3,152,857

Total Pharmaceuticals		18,275,793

TOTAL HEALTH CARE		38,462,078

INDUSTRIALS - 11.8%
Aerospace & Defense - 3.1%
United Technologies Corp.	62,494	8,531,681

Air Freight & Logistics - 2.4%
United Parcel Service Inc., Class B Shares	54,739	6,558,827

Industrial Conglomerates - 2.9%
Honeywell International Inc.	47,210	7,987,932

Machinery - 3.4%
Deere & Co.	25,320	4,270,977
Illinois Tool Works Inc.	33,834	5,294,683

Total Machinery		9,565,660

TOTAL INDUSTRIALS		32,644,100

INFORMATION TECHNOLOGY - 13.0%
Communications Equipment - 3.1%
Motorola Solutions Inc.	49,735	8,475,341

Electronic Equipment, Instruments & Components - 2.6%
TE Connectivity Ltd.	76,482	7,126,593

See Notes to Schedule of Investments.

CLEARBRIDGE VARIABLE LARGE CAP VALUE PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2019

SECURITY		SHARES	VALUE
Software - 5.3%
Microsoft Corp.		64,725	$8,998,717
Oracle Corp.		102,530	5,642,226

Total Software			14,640,943

Technology Hardware, Storage & Peripherals - 2.0%
Apple Inc.		17,400	3,897,078
Xerox Holdings Corp.		54,487	1,629,706

Total Technology Hardware, Storage & Peripherals			5,526,784

TOTAL INFORMATION TECHNOLOGY			35,769,661

MATERIALS - 5.2%
Chemicals - 3.4%
Air Products & Chemicals Inc.		24,808	5,503,903
PPG Industries Inc.		32,380	3,837,354

Total Chemicals			9,341,257

Construction Materials - 1.8%
Martin Marietta Materials Inc.		18,594	5,096,615

TOTAL MATERIALS			14,437,872

REAL ESTATE - 2.8%
Equity Real Estate Investment Trusts (REITs) - 2.8%
American Tower Corp.		35,367	7,820,705

UTILITIES - 3.2%
Electric Utilities - 1.1%
Edison International		38,851	2,930,142

Multi-Utilities - 2.1%
Sempra Energy		38,929	5,746,310

TOTAL UTILITIES			8,676,452

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $139,616,488)			269,183,581

	RATE
SHORT-TERM INVESTMENTS - 2.4%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost - $6,667,819)	1.810%	6,667,819	6,667,819

TOTAL INVESTMENTS - 100.0% (Cost - $146,284,307)			275,851,400
Other Assets in Excess of Liabilities - 0.0%			98,232

TOTAL NET ASSETS - 100.0%			$275,949,632

*	Non-income producing security.

Abbreviation used in this schedule:

ADR	— American Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Portfolio’s investments as of the date of the schedule. Other information regarding the Portfolio is available in the Portfolio’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Variable Large Cap Value Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

Notes to Schedule of Investments (unaudited) (continued)

owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$269,183,581	—	—	$269,183,581
Short-Term Investments†	6,667,819	—	—	6,667,819

Total Investments	$275,851,400	—	—	$275,851,400

†	See Schedule of Investments for additional detailed categorizations.